Supplemental Information

MREIC

December 31, 2014

Milwaukee

SIEMENS

BUD LIGHT

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

1

2

Consolidated Balance Sheets
	December 31,	September 30,
ASSETS	2014	2014
	(unaudited)
Real Estate Investments:
Land	$ 115,624,827	$ 109,858,989
Buildings and Improvements	698,856,918	634,068,423
Total Real Estate Investments	814,481,745	743,927,412
Accumulated Depreciation	(111,488,453)	(107,004,184)
Net Real Estate Investments	702,993,292	636,923,228

Cash and Cash Equivalents	15,300,618	20,474,661
Securities Available for Sale at Fair Value	51,530,990	59,311,403
Tenant and Other Receivables	2,528,252	1,312,975
Deferred Rent Receivable	4,091,010	3,759,031
Prepaid Expenses	4,070,112	2,764,795
Financing Costs, net of Accumulated Amortization of
$3,902,723 and $3,710,149, respectively	4,812,059	4,356,264
Capitalized Lease Costs, net of Accumulated Amortization of
$2,025,962 and $1,886,457, respectively	3,195,198	2,741,414
Intangible Assets, net of Accumulated Amortization of
$10,102,465 and $9,740,983, respectively	6,637,523	6,490,881
Other Assets	5,307,695	5,622,048
TOTAL ASSETS	$ 800,466,749	$ 743,756,700

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	$ 324,458,410	$ 287,796,006
Loans Payable	40,190,477	25,200,000
Accounts Payable and Accrued Expenses	3,965,654	4,930,041
Other Liabilities	7,821,162	5,199,571
Total Liabilities	376,435,703	323,125,618

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A – 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares
Authorized, Issued and Outstanding as of December 31, 2014	53,493,750	53,493,750
and September 30, 2014
Series B – 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized,
Issued and Outstanding as of December 31, 2014	57,500,000	57,500,000
and September 30, 2014
Common Stock – $0.01 Par Value Per Share: 200,000,000 Shares
Authorized as of December 31, 2014 and September 30, 2014;
57,809,349 and 57,008,754 Shares Issued and Outstanding as of
December 31, 2014 and September 30, 2014, respectively	578,093	570,088
Excess Stock – $0.01 Par Value Per Share: 200,000,000 Shares
Authorized as of December 31, 2014 and September 30, 2014;
No Shares Issued or Outstanding as of December 31, 2014 and
September 30, 2014	-0-	-0-
Additional Paid-In Capital	312,000,928	308,945,888
Accumulated Other Comprehensive Income	458,275	121,356
Undistributed Income	-0-	-0-
Total Shareholders' Equity	424,031,046	420,631,082
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 800,466,749	$ 743,756,700

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 21

3

Consolidated Statements of Income
(unaudited)
	Three Months Ended
	12/31/2014	12/31/2013
INCOME:
Rental Revenue	$15,430,215	$13,570,722
Reimbursement Revenue	2,247,315	2,090,433
Lease Termination Income	238,625	-0-
TOTAL INCOME	17,916,155	15,661,155

EXPENSES:
Real Estate Taxes	1,988,743	1,857,055
Operating Expenses	1,002,248	719,437
General & Administrative Expense	1,240,585	1,120,463
Acquisition Costs	391,569	462,864
Depreciation	4,484,268	3,813,246
Amortization of Capitalized Lease Costs and Intangible Assets	475,495	443,226
TOTAL EXPENSES	9,582,908	8,416,291

OTHER INCOME (EXPENSE):
Interest and Dividend Income	1,035,457	938,768
Gain on Sale of Securities Transactions, net	377,087	150,725
Interest Expense	(4,129,565)	(3,875,141)
Amortization of Financing Costs	(192,574)	(169,018)
TOTAL OTHER INCOME (EXPENSE)	(2,909,595)	(2,954,666)

NET INCOME	5,423,652	4,290,198

Less: Preferred Dividend	2,151,758	2,151,758

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$3,271,894	$2,138,440

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 21

4

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations
(unaudited)
	Three Months Ended
	12/31/2014	12/31/2013
Revenues
Rental Revenue	$15,430,215	$13,570,722
Reimbursement Revenue	2,247,315	2,090,433
Total Rental and Reimbursement Revenue	17,677,530	15,661,155

Expenses
Real Estate Taxes	1,988,743	1,857,055
Operating Expenses	1,002,248	719,437
Total Expenses	2,990,991	2,576,492

Net Operating Income - NOI	14,686,539	13,084,663

Lease Termination Income	238,625	-0-
Interest and Dividend Income	1,035,457	938,768
Net Amortization of Acquired Above and Below Market Lease Revenue	10,650	10,650
General & Administrative Expense	(1,240,585)	(1,120,463)

EBITDA	14,730,686	12,913,618

Interest Expense	(4,129,565)	(3,875,141)
Gain on Sale of Securities Transactions, net	377,087	150,725
Acquisition Costs	(391,569)	(462,864)
Preferred Dividend	(2,151,758)	(2,151,758)
Amortization of Financing Costs	(192,574)	(169,018)

Funds From Operations - FFO	8,242,307	6,405,562

Depreciation	(4,484,268)	(3,813,246)
Amortization of Capitalized Lease Costs and Intangible Assets	(486,145)	(453,876)

Net Income Attributable to Common Shareholders	3,271,894	2,138,440

Funds From Operations - FFO	8,242,307	6,405,562

Acquisition Costs	391,569	462,864

Core Funds From Operations - Core FFO	8,633,876	6,868,426

Lease Termination Income	(238,625)	-0-
Gain on Sale of Securities Transactions, net	(377,087)	(150,725)
Stock Compensation Expense	90,232	86,497
Amortization of Financing Costs	192,574	169,018
U.S. GAAP Straight-lined Rent Adjustment	(331,979)	(191,062)
Recurring Capital Expenditures	(173,500)	(79,933)

Adjusted Funds From Operations - AFFO	7,795,491	6,702,221

EBITDA	14,730,686	12,913,618

Lease Termination Income	(238,625)	-0-
Interest Expense	(4,129,565)	(3,875,141)
Preferred Dividend	(2,151,758)	(2,151,758)
Stock Compensation Expense	90,232	86,497
U.S. GAAP Straight-lined Rent Adjustment	(331,979)	(191,062)
Recurring Capital Expenditures	(173,500)	(79,933)

Adjusted Funds From Operations - AFFO	$7,795,491	$6,702,221

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 21

5

Financial Highlights
(unaudited)
	Three Months Ended
	12/31/2014	12/31/2013

Weighted Average Common Shares Outstanding
Basic	57,289,411	45,243,275
Diluted	57,445,812	45,331,446

Net Operating Income - NOI	$ 14,686,539	$ 13,084,663

Basic	$0.26	$0.29
Diluted	0.26	0.29
Net Income Attributable to Common Shareholders	$3,271,894	$2,138,440

Basic	$0.06	$0.05
Diluted	0.06	0.05

Funds From Operations - FFO	$8,242,307	$6,405,562

Basic	$0.14	$0.14
Diluted	0.14	0.14

Core Funds From Operations - Core FFO	$8,633,876	$6,868,426

Basic	$0.15	$0.15
Diluted	0.15	0.15

Core FFO Excluding Gains on Securities Transactions, net	$8,256,789	$6,717,701

Basic	$0.14	$0.15
Diluted	0.14	0.15

Core FFO Excluding Lease Termination Income, net	$8,395,251	$6,868,426

Basic	$0.15	$0.15
Diluted	0.15	0.15

Adjusted Funds From Operations - AFFO	$7,795,491	$6,702,221

Basic	$0.14	$0.15
Diluted	0.14	0.15

Dividends Declared per Common Share	$0.15	$0.15

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 21

6

Same Store Statistics

	Three Months Ended
	12/31/2014						12/31/2013			Change	Change %

Total Square Feet / Total Properties	12,422,838	/	87				10,708,439	/	81	1,714,399	16.0%

Occupancy Percentage at Quarter End	96.3%						96.4%				(0.1)%

Same Store Square Feet / Same Store Properties				9,061,969	/	72

Same Store Occupancy Percentage at Quarter End	95.0%						95.8%				(0.8)%

Same Store Net Operating Income (NOI)	$ 10,703,246						$ 11,030,814			$ (327,568)	(3.0)%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(219,345)						(112,863)			(106,482)

Same Store Cash NOI	$ 10,483,901						$ 10,917,951			$ (434,050)	(4.0)%

Same Store Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

For the three months ended December 31, 2013, Same Store NOI and Same Store properties excludes $916,060 of NOI from five properties acquired subsequent to October 1, 2013 and $1,137,789 of NOI from four properties that have been expanded subsequent to October 1, 2013.

For the three months ended December 31, 2014, Same Store NOI and Same Store properties excludes $2,598,219 of NOI from eleven properties acquired subsequent to October 1, 2013 and $1,385,074 of NOI from four properties that have been expanded subsequent to October 1, 2013.

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 21

7

Consolidated Statements of Cash Flows

(unaudited)	Three Months Ended
	12/31/2014	12/31/2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$5,423,652	$4,290,198
Noncash Items Included in Net Income:
Depreciation & Amortization	5,152,337	4,425,490
Stock Compensation Expense	90,232	86,497
Gain on Sale of Securities Transactions, net	(377,087)	(150,725)
Changes In:
Tenant, Deferred Rent & Other Receivables	(1,521,764)	(2,838,404)
Prepaid Expenses	(1,305,317)	(1,919,279)
Other Assets and Capitalized Lease Costs	(257,867)	(72,902)
Accounts Payable, Accrued Expenses and Other Liabilities	1,157,204	3,572,955
NET CASH PROVIDED BY OPERATING ACTIVITIES	8,361,390	7,393,830

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets	(68,338,125)	(73,860,759)
Capital and Land Site Improvements	(2,224,333)	(5,322,605)
Return of Deposits on Real Estate	1,300,000	1,800,000
Deposits Paid on Acquisitions of Real Estate	(1,325,000)	(250,500)
Proceeds from Sale of Securities Available for Sale	9,584,334	1,996,362
Purchase of Securities Available for Sale	(1,089,914)	(11,539,599)
Collections on Loans Receivable	3,932	4,138
NET CASH USED IN INVESTING ACTIVITIES	(62,089,106)	(87,172,963)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans Payable	14,990,477	29,077,550
Proceeds from Mortgage Notes Payable	44,486,828	48,905,000
Principal Payments on Mortgage Notes Payable	(7,824,424)	(6,744,717)
Financing Costs Paid on Debt	(648,369)	(437,393)
Proceeds from the Exercise of Stock Options	79,091	-0-
Proceeds from Issuance of Common Stock in the DRIP,
net of Reinvestments	6,246,427	12,154,108
Preferred Dividends Paid	(2,151,758)	(2,151,758)
Common Dividends Paid, net of Reinvestments	(6,624,599)	(4,975,541)
NET CASH PROVIDED BY FINANCING ACTIVITIES	48,553,673	75,827,249

NET DECREASE IN CASH AND CASH EQUIVALENTS	(5,174,043)	(3,951,884)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	20,474,661	12,404,512
CASH AND CASH EQUIVALENTS - END OF PERIOD	$15,300,618	$8,452,628

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 21

8

Capital Structure and Leverage Ratios	As of	As of	As of
(unaudited)	12/31/2014	12/31/2013	9/30/2014

Mortgage Notes Payable	$324,458,410	$292,253,665	$287,796,006
Loans Payable	40,190,477	51,277,550	25,200,000
Total Debt	364,648,887	343,531,215	312,996,006

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750	110,993,750

Common Stock, Paid-in-Capital & Other	313,037,296	232,774,620	309,637,332
Total Shareholders' Equity	424,031,046	343,768,370	420,631,082

Total Book Capitalization	788,679,933	687,299,585	733,627,088

Accumulated Depreciation	111,488,453	94,908,661	107,004,184
Total Undepreciated Book Capitalization	$900,168,386	$782,208,246	$840,631,272

Shares Outstanding	57,809,349	46,134,827	57,008,754
Market Price Per Share	$11.07	$9.09	$10.12

Equity Market Capitalization	$639,949,493	$419,365,577	$576,928,590
Total Debt	364,648,887	343,531,215	312,996,006
Preferred	110,993,750	110,993,750	110,993,750
Total Market Capitalization	$1,115,592,130	$873,890,542	$1,000,918,346

Total Debt	$364,648,887	$343,531,215	$312,996,006
less: Cash and Cash Equivalents	15,300,618	8,452,628	20,474,661
Net Debt	$349,348,269	$335,078,587	$292,521,345

Net Debt / Undepreciated Book Capitalization	38.8%	42.8%	34.8%
Net Debt / Total Market Capitalization	31.3%	38.3%	29.2%
Net Debt + Preferred / Total Market Capitalization	41.3%	51.0%	40.3%

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 21

9

Capital Structure and Leverage Ratios (continued)
(unaudited)

			Fiscal Year
	Three Months Ended		Ended
	12/31/2014	12/31/2013	9/30/2014
Net Income	$5,423,652	$4,290,198	$19,845,294
plus: Depreciation & Amortization	5,152,337	4,425,490	18,445,326
plus: Interest Expense	4,129,565	3,875,141	16,104,678
plus: Acquisition Costs	391,569	462,864	481,880
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	10,650	10,650	10,650
less: Gain on Sale of Securities Transactions, net	(377,087)	(150,725)	(2,166,766)
EBITDA	$14,730,686	$12,913,618	$52,721,062

Interest Expense	$4,129,565	$3,875,141	$16,104,678
Preferred Dividends Paid	2,151,758	2,151,758	8,607,032
Total Fixed Charges	$6,281,323	$6,026,899	$24,711,710

Interest Coverage	3.6 x	3.3 x	3.3 x
Fixed Charge Coverage	2.3 x	2.1 x	2.1 x

Net Debt	$349,348,269	$335,078,587	$292,521,345
Annualized EBITDA	58,922,744	51,654,472	52,721,062

Net Debt / EBITDA	5.9 x	6.5 x	5.5 x
Net Debt + Preferred / EBITDA	7.8 x	8.6 x	7.7 x

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 21

10

		Loans			% of
Fiscal Year Ended	Mortgages	Payable (1)		Total (1)	Total

2015	18,217,521	86,131		18,303,652	5.0%
2016	38,617,766	35,119,724	(1)	73,737,490	20.2%
2017	46,993,125	4,984,622		51,977,747	14.4%
2018	37,364,300	-0-		37,364,300	10.2%
2019	32,306,509	-0-		32,306,509	8.9%
Thereafter	150,959,189	-0-		150,959,189	41.3%

Total as of 12/31/2014	$324,458,410	$40,190,477		$364,648,887	100.0%

Notes:

(1) Includes a $35 million Line of Credit due June 2016, which has a one year extension option.

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 21

11

Property Table by Tenant
(unaudited)
		Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant		Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx Ground Package System, Inc.		29	3,562,354	3,562,354	28.7%	$26,082,000	40.1%	$7.32	$314,137,985	$123,981,956
FedEx Corporation		14	973,413	973,413	7.8%	5,407,000	8.3%	5.55	71,490,778	20,493,095
FedEx Supply Chain Services, Inc.		1	449,900	449,900	3.6%	1,327,000	2.0%	2.95	14,620,887	7,959,944
FedEx SmartPost, Inc.		1	327,822	327,822	2.6%	1,520,000	2.3%	4.64	23,744,000	13,793,605
Total FedEx		45	5,313,489	5,313,489	42.7%	34,336,000	52.7%	6.46	423,993,650	166,228,600

Milwaukee Electric Tool Corporation		1	615,305	615,305	5.0%	1,995,000	3.1%	3.24	27,368,816	15,151,322
Jim Beam Brands Company, Inc.		1	599,840	599,840	4.8%	1,989,000	3.1%	3.32	28,000,000	19,600,000
Ralcorp Holdings, Inc. (A subsidiary of ConAgra Foods, Inc.)		1	558,600	558,600	4.5%	2,146,000	3.3%	3.84	26,633,125	17,819,023
Woodstream Corporation	(C)	1	382,880	256,000	2.1%	896,000	1.4%	3.50	13,128,850	1,134,248
CBOCS Distribution, Inc. (a subsidiary of Cracker Barrel Old Country Store, Inc.)		1	381,240	381,240	3.1%	1,406,000	2.2%	3.69	14,215,126	7,994,309
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	3.0%	1,626,000	2.5%	4.42	19,600,000	11,348,948
The Coca-Cola Company/Western Container Corp. (A subsidiary of The Coca-Cola Company)		2	323,358	323,358	2.6%	1,602,000	2.5%	4.95	18,848,429	8,335,453
Science Applications International		1	302,400	302,400	2.4%	1,412,000	2.2%	4.67	12,972,474	6,174,500
International Paper Company		1	280,000	280,000	2.3%	1,314,000	2.0%	4.69	18,145,548	11,844,641
United Technologies Corporation		2	244,317	244,317	2.0%	1,888,000	2.9%	7.73	22,500,769	9,121,487
Anda Pharmaceuticals, Inc. (a subsidiary of Actavis, Inc.)		1	234,660	234,660	1.9%	1,191,000	1.8%	5.08	14,550,000	9,699,030
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.8%	1,169,000	1.8%	5.36	14,868,857	7,346,654
Anheuser-Busch, Inc.		1	184,800	184,800	1.5%	792,000	1.2%	4.29	12,386,675	1,843,491
Carlisle Tire & Wheel Company		1	179,280	179,280	1.4%	774,000	1.2%	4.32	7,225,401	1,244,070
NF&M International Inc.	(B)	1	174,802	174,802	1.4%	820,000	1.3%	4.69	4,910,796	-0-
Home Depot USA, Inc.		1	171,200	171,200	1.4%	966,000	1.5%	5.64	11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.4%	991,000	1.5%	5.82	12,042,699	2,481,626
Charlotte Pipe and Foundry Company		1	160,000	160,000	1.3%	572,000	0.9%	3.58	5,500,697	817,716
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.3%	736,000	1.1%	4.65	9,600,000	7,214,696
Pittsburgh Glass Works LLC. (A subsidiary of PPG Industries, Inc.)		1	102,135	102,135	0.8%	427,000	0.7%	4.18	3,943,460	-0-
Holland 1916 Inc.		1	95,898	95,898	0.8%	337,000	0.5%	3.51	7,371,118	-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.7%	741,000	1.1%	8.12	8,080,828	3,819,221
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.7%	506,000	0.8%	5.68	6,900,151	1,194,029
CHEP USA, Inc.		1	83,000	83,000	0.6%	476,000	0.7%	5.73	7,467,055	3,032,766
Datatel Resources Corporation	(B)	1	80,856	80,856	0.6%	232,000	0.4%	2.87	2,271,526	-0-
Sherwin-Williams Company		2	78,887	78,887	0.6%	635,000	1.0%	8.05	7,224,202	-0-
RGH Enterprises, Inc. (A subsidiary of Cardinal Health, Inc.)		1	75,000	75,000	0.6%	590,000	0.9%	7.87	5,525,600	3,958,366
Tampa Bay Grand Prix		1	68,385	68,385	0.5%	285,000	0.4%	4.17	5,651,066	-0-
Various Tenants at Retail Shopping Center		1	64,138	51,452	0.4%	372,000	0.5%	7.23	2,626,709	-0-
SOFIVE, Inc.		1	60,400	60,400	0.5%	512,000	0.8%	8.48	4,838,592	2,150,405
Siemens Real Estate (A division of Siemens Corporation)		1	51,130	51,130	0.4%	467,000	0.7%	9.13	4,416,000	2,769,761
The American Bottling Company (A subsidiary of Dr Pepper Snapple Group, Inc.)		1	46,240	46,240	0.4%	255,000	0.4%	5.51	3,700,000	2,134,048
B/E Aerospace, Inc.		1	38,833	38,833	0.3%	359,000	0.5%	9.24	5,100,000	-0-
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.3%	139,000	0.2%	3.83	2,161,895	-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.2%	4.14	1,850,794	-0-
Tenant Total as of 12/31/2014	(B)	84	12,108,906	11,969,340	96.3%	$65,063,000	100.0%	$5.45	$796,919,275	$324,458,410

Vacant		3	313,932	-0-	3.7%	-0-	0.0%	-0-	16,949,962	-0-
Total as of 12/31/2014		87	12,422,838	11,969,340	100.0%	$65,063,000	100.0%	$5.45	(A) $813,869,237	$324,458,410

Leasing Activity Subsequent to 12/31/14

Altec Industries, Inc.	(C)	na	na	126,880	1.0%	349,000	0.5%	2.75	na	na
Pro Forma Total		87	12,422,838	12,096,220	100.0%	$65,412,000	100.0%	$5.42	(A) $813,869,237	$324,458,410

(A) Does not include $612,508 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(C) Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 21

12

Property Table by State
(unaudited)
	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance
Kentucky	2	1,158,440	1,158,440	9.3%	$4,135,000	6.4%	$3.57	$54,633,125	$37,419,023
Texas	8	1,026,744	1,026,744	8.3%	7,384,000	11.3%	7.19	87,146,980	45,682,313
Illinois	9	958,045	958,045	7.7%	6,195,000	9.5%	6.47	81,614,685	17,468,322
Mississippi	4	912,305	912,305	7.3%	3,415,000	5.2%	3.74	45,670,302	24,850,352
Tennessee	3	891,777	891,777	7.2%	3,044,000	4.7%	3.41	33,807,174	17,887,929
Florida	9	839,714	839,714	6.8%	5,568,000	8.6%	6.63	71,608,672	26,536,770
Missouri	5	804,397	677,517	6.5%	2,727,000	4.2%	4.02	38,791,803	10,830,571
Ohio	5	736,429	736,429	5.9%	4,516,000	6.9%	6.13	52,741,601	23,233,146
South Carolina	3	571,115	571,115	4.6%	3,502,000	5.4%	6.13	36,000,434	10,560,423
Kansas	3	499,280	499,280	4.0%	2,420,000	3.7%	4.85	29,050,792	14,841,158
Michigan	3	489,571	489,571	3.9%	3,472,000	5.3%	7.09	41,112,953	20,345,425
North Carolina	3	414,507	160,000	3.3%	572,000	0.9%	3.57	17,293,532	817,716
Virginia	5	407,265	407,265	3.3%	2,413,000	3.7%	5.92	34,504,176	9,108,278
Pennsylvania	2	378,180	378,180	3.0%	1,703,000	2.6%	4.50	16,172,322	4,637,273
Indiana	1	327,822	327,822	2.6%	1,520,000	2.3%	4.64	23,744,000	13,793,605
Georgia	3	307,662	307,662	2.5%	1,767,000	2.7%	5.74	22,137,911	8,464,099
Arizona	1	283,358	283,358	2.3%	1,270,000	2.0%	4.48	15,168,586	6,583,006
Wisconsin	2	238,666	238,666	1.9%	1,369,000	2.1%	5.74	15,943,672	3,763,708
New York	3	230,381	230,381	1.9%	1,887,000	2.9%	8.19	20,316,924	4,806,371
Oklahoma	2	166,152	166,152	1.3%	968,000	1.5%	5.83	14,252,165	7,330,900
Maryland	1	144,523	144,523	1.2%	1,426,000	2.2%	9.87	14,458,484	5,842,290
Colorado	2	138,235	138,235	1.1%	1,208,000	1.9%	8.74	13,549,167	3,358,379
New Jersey	2	124,538	111,852	1.0%	884,000	1.4%	10.85	7,465,301	2,150,405
Minnesota	2	119,823	60,398	1.0%	372,000	0.6%	6.18	10,377,126	3,016,122
Nebraska	1	89,115	89,115	0.7%	446,000	0.7%	5.00	5,929,890	-0-
Alabama	1	73,712	73,712	0.6%	412,000	0.6%	5.59	4,751,741	1,130,826
Connecticut	1	54,812	54,812	0.5%	329,000	0.5%	6.00	3,463,824	-0-
Iowa	1	36,270	36,270	0.3%	139,000	0.2%	3.83	2,161,895	-0-
Total as of 12/31/2014	87	12,422,838	11,969,340	100.0%	$65,063,000	100.0%	$5.45	(A) $813,869,237	$324,458,410

Leasing Activity Subsequent to 12/31/14
Missouri	na	na	126,880	1.0%	349,000	0.5%	2.75	na	na
Pro Forma Total	87	12,422,838	12,096,220	100.0%	$65,412,000	100.0%	$5.42	(A) $813,869,237	$324,458,410

(A)	Does not include $612,508 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 21

13

Lease Expirations
(unaudited)
		Property	Square	% of Total	Annual	% of Total	Rent Per Sq.	Lease Exp.	Undepreciated	Mortgage
Fiscal Year		Count	Footage	Sq. Ft.	Rent	Ann. Rent	Ft. Occup.	Term in Years	Cost	Balance

2015		1	102,135	0.8%	$427,000	0.7%	$4.18	0.5	$3,943,460	$-0-
2016	(B)	3	325,656	2.6%	1,336,000	2.1%	4.10	1.3	19,418,970	1,843,491
2017		14	1,826,406	14.7%	9,351,000	14.4%	5.50	2.4	115,103,940	27,383,424
2018	(B)	12	1,014,288	8.2%	6,762,000	10.4%	6.67	3.4	79,009,202	25,235,011
2019		8	1,310,849	10.6%	6,712,000	10.3%	5.12	4.4	76,161,517	28,808,230
2020		2	239,585	1.9%	1,251,000	1.9%	5.22	5.6	16,949,433	-0-
2021		5	430,185	3.5%	2,494,000	3.8%	5.80	6.7	30,005,046	17,927,469
2022		9	1,249,738	10.1%	7,286,000	11.2%	5.83	7.3	87,192,803	48,882,152
2023		11	1,917,312	15.4%	9,696,000	14.9%	5.06	8.5	126,003,664	60,281,461
2024		12	1,914,366	15.4%	12,038,000	18.5%	6.29	9.4	148,354,964	60,876,896
2025		4	918,042	7.4%	3,797,000	5.8%	4.14	10.1	45,216,443	24,783,171
2027		1	38,833	0.3%	359,000	0.6%	9.24	12.5	5,100,000	-0-
2029		1	198,773	1.6%	1,036,000	1.6%	5.21	14.4	15,200,000	10,618,082
2034		1	558,600	4.5%	2,146,000	3.3%	3.84	18.8	26,633,125	17,819,023
Various tenants at retail shopping center		1	64,138	0.5%	372,000	0.5%	7.23	-0-	2,626,709	-0-
Vacant		3	313,932	2.5%	-0-	0.0%	-0-	-0-	16,949,961	-0-
Total as of 12/31/2014		87	12,422,838	100.0%	$65,063,000	100.0%	$5.45	7.1	(A) $813,869,237	$324,458,410

Leasing Activity Subsequent to 12/31/14
2018		na	na	1.0%	349,000	0.5%	2.75	3.1	na	na
Pro Forma Total		87	12,422,838	100.0%	$65,412,000	100.0%	$5.42	7.1	(A) $813,869,237	$324,458,410

(A) Does not include $612,508 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Included in 2016 is Datatel Resources and included in 2018 is NF&M International which both occupy one property and therefore are counted as one property in the Property Count total.

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 21

14

Recent Acquisitions During Fiscal 2015
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Lindale (Tyler)	TX	2015	163,378	$725,000	$4.44	6/30/2024	$10,271,355	$7,000,000
2	FedEx Ground Package System, Inc.	Sauget (St. Louis, MO.)	IL	2015	198,773	1,036,000	5.21	5/31/2029	15,231,000	10,660,000
3	B/E Aerospace, Inc.	Rockford	IL	2015	38,833	359,000	9.24	6/30/2027	5,200,000	-0-
4	Bunzl Distribution Midcentral, Inc.	Kansas City	MO	2015	158,417	736,000	4.65	9/30/2021	9,635,770	7,226,828
5	Jim Beam Brands Company, Inc.	Frankfort	KY	2015	599,840	1,989,000	3.32	1/31/2025	28,000,000	19,600,000
	As of 12/31/2014				1,159,241	$4,845,000	$4.18		$68,338,125	$44,486,828

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 21

15

Property Table
(unaudited)									Rent Per
					Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant		City(MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	$1,995,000	$3.24	8.3	$27,368,816	$15,151,322
2	Jim Beam Brands Co., Inc.		Frankfort	KY	2015	100.0%	599,840	1,989,000	3.32	10.1	28,000,000	19,600,000
3	Ralcorp Holdings, Inc. (A subsidiary of ConAgra Foods, Inc.)		Buckner (Louisville)	KY	2014	100.0%	558,600	2,146,000	3.84	18.8	26,633,125	17,819,023
4	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	4.4	14,620,887	7,959,944
5	Woodstream Corporation	(C)	St. Joseph	MO	2001	67.0%	382,880	896,000	3.50	2.8	13,128,850	1,134,248
6	CBOCS Distribution, Inc. (A subsidiary of Cracker Barrel Old Country Store, Inc.)		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,406,000	3.69	9.5	14,215,126	7,994,309
7	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,626,000	4.42	7.1	19,600,000	11,348,948
8	FedEx SmartPost, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,520,000	4.64	9.3	23,744,000	13,793,605
9	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,412,000	4.67	4.3	12,972,474	6,174,500
10	Western Container Corp. (A subsidiary of The Coca-Cola Company)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,270,000	4.48	2.3	15,168,586	6,583,006
11	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,314,000	4.69	8.7	18,145,548	11,844,641
12	NF&M International	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	820,000	4.69	10.0	4,910,796	-0-
	Datatel Resources Corp.	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	232,000	2.87	0.9	2,271,526	-0-
13	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	8.5	22,875,465	9,460,319
14	Anda Pharmaceuticals, Inc. (A subsidiary of Actavis, Inc.)		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,191,000	5.08	7.6	14,550,000	9,699,030
15	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	1.9	14,868,857	7,346,654
16	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO.)	IL	2015	100.0%	198,773	1,036,000	5.21	14.4	15,200,000	10,618,082
17	Anheuser-Busch, Inc.		Granite City (St. Louis)	IL	2001	100.0%	184,800	792,000	4.29	1.4	12,386,675	1,843,491
18	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	4.0	17,740,000	9,121,487
19	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	9.8	19,227,521	10,102,442
20	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	774,000	4.32	3.4	7,225,401	1,244,070
21	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	8.8	15,413,307	2,849,713
22	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	7.3	13,715,267	8,476,586
23	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	966,000	5.64	5.5	11,298,367	-0-
24	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,493,000	8.74	9.5	18,442,815	7,797,247
25	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	9.5	9,930,000	6,972,858
26	Charlotte Pipe and Foundry Company		Monroe	NC	2001	100.0%	160,000	572,000	3.58	2.6	5,500,697	817,716
27	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	736,000	4.65	6.8	9,600,000	7,214,696
28	Vacant		Fayetteville	NC	1997	-0-	148,000	-0-	na	na	4,870,749	-0-
29	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	3.6	14,458,484	5,842,290
30	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,046,000	7.26	8.8	11,232,648	3,862,179
31	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	9.8	14,089,843	5,577,330
32	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	2.5	9,373,672	-0-
33	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,490,000	11.36	9.8	16,221,770	3,655,345
34	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	2.4	18,537,652	3,812,721
35	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	8.7	8,990,000	4,637,273
36	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	119,912	713,000	5.95	7.3	10,552,165	5,196,852
37	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	6.7	7,438,483	3,946,290
38	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	8.3	7,732,315	-0-
39	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	2.9	8,541,237	4,732,610
40	Vacant		Winston-Salem	NC	2002	-0-	106,507	-0-	na	na	6,922,086	-0-
41	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	4.7	10,960,823	848,005
42	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	525,000	5.06	8.7	5,728,690	2,470,385
43	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	8.3	10,200,000	6,075,512
44	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	102,594	659,000	6.42	7.4	8,733,000	5,252,321
45	Pittsburgh Glass Works LLC. (A subsidiary of PPG Industries, Inc.)		O' Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	0.5	3,943,460	-0-
46	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	8.4	6,570,000	3,763,708
47	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	337,000	3.51	4.5	7,371,118	-0-
48	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	4.4	6,229,421	1,934,531
49	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	2.8	7,565,717	4,298,194
50	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	3.6	7,614,653	1,536,210

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 21

16

Property Table
(unaudited)									Rent Per
					Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance
51	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	741,000	8.12	7.8	8,080,828	3,819,221
52	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	8.8	5,929,890	-0-
53	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	2.1	6,900,151	1,194,029
54	FedEx Ground Package System, Inc.		Ft. Myers	FL	2003	100.0%	87,500	432,000	4.94	1.8	5,017,447	-0-
55	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	476,000	5.73	10.1	7,467,055	3,032,766
56	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	3.7	6,775,141	2,988,706
57	RGH Enterprises, Inc. (A subsidiary of Cardinal Health, Inc.)		Halfmoon (Albany)	NY	2012	100.0%	75,000	590,000	7.87	6.9	5,525,600	3,958,366
58	FedEx Ground Package System, Inc.		Huntsville	AL	2005	100.0%	73,712	412,000	5.59	7.7	4,751,741	1,130,826
59	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	515,000	7.01	2.2	4,967,639	-0-
60	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	6.4	4,522,221	2,408,520
61	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	564,000	8.07	3.6	6,354,051	1,563,847
62	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	285,000	4.17	5.8	5,651,066	-0-
63	FedEx Ground Package System, Inc.		Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	3.8	7,195,115	1,794,532
64	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	475,000	7.16	9.0	5,540,000	-0-
65	Kellogg Sales Company		Kansas City	MO	2007	100.0%	65,067	331,000	5.09	3.6	4,748,374	2,481,626
66	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	80.0%	64,138	372,000	10.85	na	2,626,709	-0-
67	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	2.8	4,971,161	1,933,676
68	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	512,000	8.48	10.1	4,838,592	2,150,405
69	FedEx Ground Package System, Inc.		Stewartsville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	8.4	5,220,000	3,016,122
70	United Technologies Corporation		Richmond	VA	2004	100.0%	60,000	312,000	5.20	1.4	4,760,769	-0-
71	Vacant		White Bear Lake (Minneapolis/St. Paul)	MN	2001	-0-	59,425	-0-	na	na	5,157,126	-0-
72	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	477,000	8.04	3.5	5,328,873	1,117,445
73	Kellogg Sales Company		Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	2.2	3,463,824	-0-
74	Siemens Real Estate (A division of Siemens Corporation)		Lebanon (Cincinnati)	OH	2012	100.0%	51,130	467,000	9.13	4.3	4,416,000	2,769,761
75	Kellogg Sales Company		Orangeburg (New York)	NY	1993	100.0%	50,400	331,000	6.57	3.2	3,830,500	-0-
76	FedEx Corporation		Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	2.7	4,344,037	-0-
77	FedEx Ground Package System, Inc.		Corpus Christi	TX	2012	100.0%	46,253	458,000	9.90	6.7	4,764,500	2,605,517
78	The American Bottling Company (A subsidiary of Dr Pepper Snapple Group, Inc.)		Tulsa	OK	2014	100.0%	46,240	255,000	5.51	9.2	3,700,000	2,134,048
79	The Coca-Cola Company		Topeka	KS	2009	100.0%	40,000	332,000	8.30	6.8	3,679,843	1,752,447
80	B/E Aerospace, Inc.		Rockford	IL	2015	100.0%	38,833	359,000	9.24	12.5	5,100,000	-0-
81	Keystone Automotive Industries MN, Inc.		Urbandale (Des Moines)	IA	1994	100.0%	36,270	139,000	3.83	2.2	2,161,895	-0-
82	FedEx Corporation		Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	9.3	1,900,691	-0-
83	FedEx Corporation		Punta Gorda	MS	2007	100.0%	34,624	304,000	8.78	2.5	4,104,915	2,196,857
84	FedEx Corporation		Lakeland	IL	2006	100.0%	32,105	155,000	4.83	2.9	1,966,211	-0-
85	FedEx Corporation		Augusta	OK	2006	100.0%	30,184	121,000	4.01	7.9	1,940,182	-0-
86	Graybar Electric Company		Ridgeland (Jackson)	TX	1993	100.0%	26,340	109,000	4.14	4.6	1,850,794	-0-
87	Sherwin-Williams Company		Burr Ridge (Chicago)	KS	1997	100.0%	12,500	160,000	12.80	6.8	1,684,204	-0-
	Total as of 12/31/2014					96.3%	12,422,838	$65,063,000	$5.45	7.1	(A) $813,869,237	$324,458,410

	Leasing Activity Subsequent to 12/31/14
	Altec Industries, Inc.	(C)	St. Joseph	MO	2001	33.0%	na	349,000	2.75	3.1	na	na
	Pro Forma Total					97.4%	12,422,838	$65,412,000	$5.42	7.1	(A) $813,869,237	$324,458,410

(A) Does not include $612,508 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Both tenants occupy one property.

(C) Both tenants occupy one property.

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 21

17

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), core funds from operations ("Core FFO"), net operating income ("NOI"), same store NOI, same store cash NOI, earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

Same Store NOI is the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Store Cash NOI is the Same Store NOI adjusted to exclude the effects of the U.S. GAAP straight-line rent adjustment for the properties included in the Same Store NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, less NOI from discontinued operations, plus interest and dividend income.

AFFO is calculated as EBITDA, minus lease termination income, minus U.S. GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and U.S. GAAP straight-line rent adjustment, plus stock option expense. AFFO excludes realized gains (losses) on securities transactions.

NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 21

18

FOR IMMEDIATE RELEASE February 4, 2015

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE FIRST QUARTER ENDED DECEMBER 31, 2014

FREEHOLD, NJ, February 4, 2015........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $8,634,000 or $0.15 per diluted share for the three months ended December 31, 2014 as compared to $6,868,000 or $0.15 per diluted share for the three months ended December 31, 2013. Adjusted Funds from Operations (AFFO), for the three months ended December 31, 2014 was $7,795,000 or $0.14 per diluted share versus $6,702,000 or $0.15 per diluted share for the three months ended December 31, 2013. On a sequential basis, AFFO per share for the three months ended December 31, 2014 increased 17% over the AFFO per share for the three months ended September 30, 2014.

A summary of significant financial information for the three months ended December 31, 2014 and 2013 is as follows:

	Three Months Ended December 31,
	2014	2013
Rental Revenue	$15,430,000	$13,571,000
Reimbursement Revenue	$2,247,000	$2,090,000
Lease Termination Income	$239,000	$-0-
Net Operating Income (NOI) (1)	$14,687,000	$13,085,000
Total Expenses	$9,583,000	$8,416,000
Interest and Dividend Income	$1,035,000	$939,000
Gain on Sale of Securities Transactions, net	$377,000	$151,000
Income from Continuing Operations	$5,424,000	$4,290,000
Net Income Attributable to Common Shareholders	$3,272,000	$2,138,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.06	$0.05
Core FFO (1)	$8,634,000	$6,868,000
Core FFO per Diluted Common Share (1)	$0.15	$0.15
AFFO (1)	$7,795,000	$6,702,000
AFFO per Diluted Common Share (1)	$0.14	$0.15

Weighted Avg. Diluted Common Shares Outstanding	57,446,000	45,331,000

A summary of significant balance sheet information as of December 31, 2014 and September 30, 2014 is as follows:

	December 31, 2014	September 30, 2014
Net Real Estate Investments	$702,993,000	$636,923,000
Securities Available for Sale at Fair Value	$51,531,000	$59,311,000
Total Assets	$800,467,000	$743,757,000
Mortgage Notes Payable	$324,458,000	$287,796,000
Loans Payable	$40,190,000	$25,200,000
Total Shareholders’ Equity	$424,031,000	$420,631,000

Michael P. Landy, President and CEO, commented on the results for the first quarter of fiscal 2015,

“This was a very productive quarter for Monmouth and represents an excellent start to fiscal 2015. We are pleased to report continued improvement across multiple fronts:

•	During the quarter we acquired five new Class A built-to-suit properties. These acquisitions contain a total of 1.2 million square feet, and were purchased at an aggregate cost of $68.3 million. Two of the properties are net leased to FedEx Ground and the remaining three are net leased to Jim Beam Brands, Bunzl Distribution, and B/E Aerospace, respectively, and have a weighted average lease term of 10.5 years.

•	In addition, we have also entered into agreements to acquire nine new Class A build-to-suit industrial properties, representing approximately 2.8 million square feet, for a total purchase price of approximately $266.8 million. These new properties are expected to generate annualized rental revenue of approximately $18.1 million and will benefit from an average lease term of approximately 12.9 years. Subject to satisfactory due diligence, we anticipate closing these transactions upon completion of construction and occupancy over the next several quarters.
  We recently completed a 62,000 square foot expansion of our building leased to NF&M International, Inc. located in Monaca, PA. This increased NF&M’s total space from 113,000 square feet to 175,000 square feet. This expansion was completed for a cost of approximately $4.5 million and resulted in a new 10 year lease. Effective January 1st, this expansion resulted in an increase in annual rent from $382,000 or $3.39 per square foot to $830,800 or $4.75 per square foot. We have also entered into agreements to expand three of our properties by approximately 87,000 square feet pursuant to which we will invest a total of approximately $10.0 million. Upon completion, the expansions will result in a new ten year lease extension for each building being expanded and will result in increased annual rent of approximately $1.1 million.

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 21

19

•	We have now renewed all six leases scheduled to expire this year totaling 780,000 square feet giving us a 100% tenant retention rate for fiscal 2015. These lease renewals resulted in a 6.3% increase in rents on a GAAP basis and a weighted average lease term of 3.8 years.

•	End of period occupancy increased to 96.3% as compared to 95.9% in the prior quarter. Additionally, as a result of leasing up 127,000 square feet subsequent to quarter end, our current occupancy rate is now 97.4%.
  Our average lease maturity increased to 7.1 years at quarter end as compared to 6.8 years a year ago.
  AFFO of $0.14 per diluted share for the current quarter reflects an increase of 17% as compared to the prior quarter. Our gross leasable area increased 16% to 12.4 million square feet over the prior year period and is expected to grow to over 15.2 million square feet upon the completion of the above acquisitions and expansions.

We anticipate our substantial recent acquisition activity to generate additional AFFO growth going forward. Our successful leasing activity has resulted in a very strong current occupancy level of 97.4% that will also help generate continued positive results for Monmouth. We look forward to building on the meaningful growth that we have achieved to date by adding high quality properties and tenants to our portfolio while enhancing returns for our shareholders.”

Monmouth Real Estate Investment Corporation will host its First Quarter 2015 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, February 5, 2015 at 10:00 a.m. Eastern Time.

The Company’s First Quarter 2015 financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon in the Webcast section of the Company’s homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, February 5, 2015. It will be available until April 30, 2015, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10058061. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 and one of the oldest public equity REITs in the U.S., specializes in net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of eighty-seven properties located in twenty-eight states, containing a total of approximately 12.4 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, amortization of deferred financing costs, recurring capital expenditures and straight-line rent adjustments. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 21

20

The Company’s FFO, Core FFO and AFFO for the three months ended December 31, 2014 and 2013 are calculated as follows:

	Three Months Ended
	12/31/2014	12/31/2013
Net Income Attributable to Common Shareholders	$3,272,000	$2,138,000
Depreciation Expense	4,484,000	3,813,000
Amortization of Intangible Assets	347,000	333,000
Amortization of Capitalized Lease Costs (*)	139,000	121,000
FFO Attributable to Common Shareholders	8,242,000	6,405,000
Acquisition Costs	392,000	463,000
Core FFO Attributable to Common Shareholders	8,634,000	6,868,000
Lease Termination Income	(239,000)	-0-
Gain on Sale of Securities Transactions, net	(377,000)	(151,000)
Stock Compensation Expense	90,000	86,000
Amortization of Financing Costs	193,000	169,000
U.S. GAAP Straight-lined Rent Adjustment	(332,000)	(191,000)
Recurring Capital Expenditures	(174,000)	(79,000)
AFFO Attributable to Common Shareholders	$7,795,000	$6,702,000

* In previous press releases, the Company has presented its calculation of FFO and Core FFO without excluding the effects of the amortization of Capitalized Lease Costs. FFO and Core FFO for the three months ended December 31, 2014 and 2013 has been presented above reflecting the effects of excluding the amortization of Capitalized Lease Costs.

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the three months ended December 31, 2014 and 2013:

	Three Months Ended
	12/31/2014	12/31/2013

Operating Activities	$8,361,000	$7,394,000
Investing Activities	(62,089,000)	(87,173,000)
Financing Activities	48,554,000	75,827,000

# # # # #

First Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 21

21